EXHIBIT 99.1
                                 ------------

               Computational Materials filed on August 16, 2005.

                                                                  Exhibit 99.1


gsinx05ar18_b, Class 2AX

Tranche
Information

------------------ ----------------
Tranche            2AX
Type               SEN_WAC_IO
Orig Balance       1,170,555,000.00
Cur Balance        1,170,555,000.00
Factor             1.0000
Delay              24
Accrual Date       09/01/2005
Group              2
Daycount           30/360
------------------ ----------------


Price/Yield
------------------------------  --------------------------   -----------------   ---------------   ---------------   ---------------
Given: Price                                                      10 CPR              15 CPR            20 CPR            25 CPR
                                --------------------------   -----------------   ---------------   ---------------   ---------------
3-06                            Yield                                 40.4021           33.2687           25.8192           17.7750
3-08                            Yield                                 39.4598           32.3475           24.9097           16.8667
3-10                            Yield                                 38.5511           31.4590           24.0316           15.9887
3-12                            Yield                                 37.6744           30.6013           23.1832           15.1395
3-14                            Yield                                 36.8279           29.7729           22.3629           14.3176
3-16                            Yield                                 36.0100           28.9722           21.5693           13.5214
3-18                            Yield                                 35.2193           28.1977           20.8009           12.7498
3-20                            Yield                                 34.4544           27.4482           20.0564           12.0014
3-22                            Yield                                 33.7140           26.7224           19.3348           11.2751
3-24                            Yield                                 32.9969           26.0191           18.6348           10.5698
3-26                            Yield                                 32.3021           25.3372           17.9554            9.8846
3-28                            Yield                                 31.6284           24.6758           17.2957            9.2186
3-30                            Yield                                 30.9750           24.0338           16.6547            8.5707
4-00                            Yield                                 30.3408           23.4104           16.0316            7.9403
4-02                            Yield                                 29.7249           22.8047           15.4256            7.3265
4-04                            Yield                                 29.1267           22.2160           14.8358            6.7286
4-06                            Yield                                 28.5453           21.6435           14.2617            6.1459
4-08                            Yield                                 27.9800           21.0864           13.7025            5.5778
4-10                            Yield                                 27.4301           20.5442           13.1576            5.0238
4-12                            Yield                                 26.8950           20.0162           12.6264            4.4831
4-14                            Yield                                 26.3740           19.5018           12.1083            3.9553
------------------------------  --------------------------   -----------------   ---------------   ---------------   ---------------
                                WAL                                      7.93              5.47              4.07              3.19
                                Mod Durn                                2.396             2.441             2.449             2.427
                                Mod Convexity                           0.108             0.111             0.107             0.102
                                Principal Window                           NA                NA                NA                NA
                                Maturity #mos                             226               163               123                98
------------------------------  --------------------------   -----------------   ---------------   ---------------   ---------------
                                LIBOR_1MO
                                MTA_1YR
                                Prepay Rate                            10 CPR            15 CPR            20 CPR            25 CPR
                                YMP                                Incl pnlty        Incl pnlty        Incl pnlty        Incl pnlty
                                Prepay Penalty Haircut(%)                   0                 0                 0                 0
                                No Prepay if L/O YM >          During Lockout    During Lockout    During Lockout    During Lockout
                                Opt Redem                                   Y                 Y                 Y                 Y
------------------------------  --------------------------   -----------------   ---------------   ---------------   ---------------


Price/Yield
------------------------------  --------------------------   -----------------   ---------------   ---------------
Given: Price                                                      30 CPR              35 CPR           40 CPR
                                --------------------------   -----------------   ---------------   ---------------
3-06                            Yield                                  8.8337           -1.1021          -11.9413
3-08                            Yield                                  7.9180           -2.0314          -12.8813
3-10                            Yield                                  7.0321           -2.9313          -13.7923
3-12                            Yield                                  6.1743           -3.8034          -14.6756
3-14                            Yield                                  5.3431           -4.6491          -15.5328
3-16                            Yield                                  4.5373           -5.4698          -16.3650
3-18                            Yield                                  3.7554           -6.2667          -17.1736
3-20                            Yield                                  2.9964           -7.0409          -17.9596
3-22                            Yield                                  2.2592           -7.7936          -18.7241
3-24                            Yield                                  1.5426           -8.5256          -19.4681
3-26                            Yield                                  0.8458           -9.2381          -20.1925
3-28                            Yield                                  0.1678           -9.9318          -20.8982
3-30                            Yield                                 -0.4922          -10.6076          -21.5860
4-00                            Yield                                 -1.1351          -11.2662          -22.2567
4-02                            Yield                                 -1.7615          -11.9085          -22.9110
4-04                            Yield                                 -2.3722          -12.5351          -23.5495
4-06                            Yield                                 -2.9678          -13.1465          -24.1730
4-08                            Yield                                 -3.5490          -13.7436          -24.7820
4-10                            Yield                                 -4.1163          -14.3268          -25.3771
4-12                            Yield                                 -4.6703          -14.8966          -25.9589
4-14                            Yield                                 -5.2115          -15.4537          -26.5278
------------------------------  --------------------------   -----------------   ---------------   ---------------
                                WAL                                      2.57              2.12              1.78
                                Mod Durn                                2.385             2.332             2.293
                                Mod Convexity                           0.095             0.088             0.084
                                Principal Window                           NA                NA                NA
                                Maturity #mos                              80                66                56
------------------------------  --------------------------   -----------------   ---------------   ---------------
                                LIBOR_1MO
                                MTA_1YR
                                Prepay Rate                             30 CPR           35 CPR            40 CPR
                                YMP                                 Incl pnlty       Incl pnlty        Incl pnlty
                                Prepay Penalty Haircut(%)                    0                0                 0
                                No Prepay if L/O YM >           During Lockout   During Lockout    During Lockout
                                Opt Redem                                    Y                Y                 Y
------------------------------  --------------------------   -----------------   ---------------   ---------------

Swap Curve                      Mat   1MO   2MO   3MO   4MO   5MO   6MO   7MO   8MO   9MO  10MO  11MO   1YR   2YR   3YR   4YR   5YR
                                Yld 3.598 3.723 3.808 3.882 3.968 4.030 4.080 4.126 4.168 4.201 4.233 4.265 4.503 4.589 4.644 4.686

Swap Curve                      Mat   6YR   7YR   8YR   9YR  10YR  11YR  12YR  13YR  14YR  15YR  20YR  30YR
                                Yld 4.721 4.751 4.782 4.810 4.838 4.865 4.889 4.913 4.935 4.957 5.013 5.053



------------------------------------------------------------------------------
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------------------------------------------------------------------------------

Pricing Date=12Aug05  First Index Date=25Aug05


Date                                          01MLIB          12MTA
                                     25-Aug-05      3.627121563     2.86467692
                                     25-Sep-05      3.820789446    3.019139041
                                     25-Oct-05      4.008980512    3.169022125
                                     25-Nov-05       4.15670222    3.314491136
                                     25-Dec-05      4.200869844    3.441308219
                                     25-Jan-06      4.295762667     3.55648063
                                     25-Feb-06      4.335327535    3.657883264
                                     25-Mar-06      4.334897838    3.746757728
                                     25-Apr-06      4.391197066    3.813919984
                                     25-May-06      4.425328551    3.880855678
                                     25-Jun-06       4.39367506    3.947286178
                                     25-Jul-06      4.421765108    4.011433953
                                     25-Aug-06      4.443471474    4.052789567
                                     25-Sep-06      4.431482625    4.075556227
                                     25-Oct-06      4.453948378    4.094690296
                                     25-Nov-06      4.467585243    4.108906788
                                     25-Dec-06      4.458997041    4.119479771
                                     25-Jan-07      4.475071188    4.127446193
                                     25-Feb-07      4.478917365    4.133352147
                                     25-Mar-07      4.456568486    4.137608467
                                     25-Apr-07      4.464545451    4.140761372
                                     25-May-07      4.469155108    4.142910591
                                     25-Jun-07       4.45648837    4.144436892
                                     25-Jul-07       4.46461031    4.145591984
                                     25-Aug-07      4.466402011     4.14648934
                                     25-Sep-07       4.45534916    4.147150295
                                     25-Oct-07      4.461399433    4.147757637
                                     25-Nov-07      4.462540463     4.14846248
                                     25-Dec-07      4.456445897    4.149383486
                                     25-Jan-08       4.46121943    4.150636822
                                     25-Feb-08      4.464140367    4.152317711
                                     25-Mar-08      4.463861987    4.154494066
                                     25-Apr-08      4.469155464    4.157126161
                                     25-May-08      4.474908915    4.160223573
                                     25-Jun-08      4.479275378    4.163681894
                                     25-Jul-08      4.485827077    4.167523439
                                     25-Aug-08      4.492562761    4.171615294
                                     25-Sep-08      4.499138467     4.17585716
                                     25-Oct-08      4.505985767    4.180219317
                                     25-Nov-08      4.510632162    4.184532211
                                     25-Dec-08      4.514655051    4.188658847
                                     25-Jan-09      4.520448717    4.192585141
                                     25-Feb-09      4.522370967    4.196225808
                                     25-Mar-09      4.523294918    4.199512681
                                     25-Apr-09      4.527984393    4.202508555
                                     25-May-09      4.528540017     4.20520024
                                     25-Jun-09      4.525144911    4.207621411
                                     25-Jul-09      4.529199137    4.209813547
                                     25-Aug-09      4.527581628    4.211933927
                                     25-Sep-09      4.522422025    4.214090095
                                     25-Oct-09      4.525543829    4.216358566
                                     25-Nov-09      4.526937713     4.21892773
                                     25-Dec-09      4.527841588    4.221944162
                                     25-Jan-10      4.531294754    4.225429093
                                     25-Feb-10      4.536806558    4.229455993




                                     25-Mar-10      4.543930296    4.234077467
                                     25-Apr-10      4.548697176    4.239252523
                                     25-May-10      4.558890259    4.245006976
                                     25-Jun-10      4.571403609    4.251292744
                                     25-Jul-10      4.577878983    4.258087753
                                     25-Aug-10      4.588294112    4.265229612
                                     25-Sep-10      4.600296259    4.272632021
                                     25-Oct-10       4.60694911     4.28024707
                                     25-Nov-10      4.612197171    4.287913134
                                     25-Dec-10      4.617816572    4.295525944
                                     25-Jan-11      4.625002614    4.303072522
                                     25-Feb-11      4.633170385    4.310518572
                                     25-Mar-11      4.639462625    4.317824615
                                     25-Apr-11      4.644877829    4.324992738
                                     25-May-11      4.650592427    4.331947626
                                     25-Jun-11       4.65600625    4.338699059
                                     25-Jul-11      4.662641557    4.345251952
                                     25-Aug-11      4.669364788    4.351658637
                                     25-Sep-11      4.675051117    4.357927395
                                     25-Oct-11      4.680827963    4.364027686
                                     25-Nov-11      4.686299437    4.369980965
                                     25-Dec-11       4.69215216    4.375808372
                                     25-Jan-12      4.697013436    4.381510603
                                     25-Feb-12      4.701109618    4.387080076
                                     25-Mar-12       4.70682818     4.39252054
                                     25-Apr-12      4.712245176      4.3978094
                                     25-May-12      4.717978493    4.403001671
                                     25-Jun-12      4.723394085    4.408098496
                                     25-Jul-12      4.726126759    4.413094709
                                     25-Aug-12      4.727589506    4.417991582
                                     25-Sep-12      4.732034391    4.422806103
                                     25-Oct-12       4.73758875    4.427596171
                                     25-Nov-12      4.742810215    4.432399468
                                     25-Dec-12      4.748437279    4.437217342
                                     25-Jan-13      4.752542787    4.442050227
                                     25-Feb-13      4.755230374    4.446899537
                                     25-Mar-13       4.76080522    4.451771187
                                     25-Apr-13      4.765947634    4.456696991
                                     25-May-13      4.771434484    4.461672111
                                     25-Jun-13      4.776575542    4.466696468
                                     25-Jul-13      4.781430112    4.471773226
                                     25-Aug-13      4.785819534    4.476902206
                                     25-Sep-13      4.790742029    4.482079959
                                     25-Oct-13      4.796195861     4.48728997
                                     25-Nov-13      4.801295326    4.492520976
                                     25-Dec-13      4.806820378      4.4977743
                                     25-Jan-14      4.811700883    4.503049845
                                     25-Feb-14      4.815800901     4.50834898
                                     25-Mar-14      4.821506846    4.513673584
                                     25-Apr-14      4.826587141    4.519025224
                                     25-May-14       4.83203083    4.524409878
                                     25-Jun-14      4.837109764    4.529827143
                                     25-Jul-14      4.842398763    4.535278774
                                     25-Aug-14      4.847376251    4.540764324
                                     25-Sep-14      4.852385004    4.546297475
                                     25-Oct-14      4.857821881     4.55191068
                                     25-Nov-14      4.862886509    4.557622279




                                     25-Dec-14      4.868394274    4.563437228
                                     25-Jan-15      4.874483443     4.56935386
                                     25-Feb-15      4.880688126    4.575377251
                                     25-Mar-15      4.886671797    4.581499651
                                     25-Apr-15       4.89178254    4.587723031
                                     25-May-15      4.897272189    4.593999013
                                     25-Jun-15      4.902381542    4.600326568
                                     25-Jul-15      4.911537391     4.60670809
                                     25-Aug-15      4.921642608    4.613142508
                                     25-Sep-15      4.927818269    4.619593622
                                     25-Oct-15      4.933461941    4.625958762
                                     25-Nov-15      4.938723696     4.63217544
                                     25-Dec-15      4.944441008    4.638236065
                                     25-Jan-16       4.94930351    4.644143046
                                     25-Feb-16      4.953436481    4.649888602
                                     25-Mar-16      4.959120979    4.655466155
                                     25-Apr-16      4.964355224    4.660819883
                                     25-May-16       4.96998122    4.665982241
                                     25-Jun-16      4.975214021    4.670956558
                                     25-Jul-16      4.977442532    4.675733704
                                     25-Aug-16      4.978274788    4.680317194
                                     25-Sep-16      4.982486902    4.684722034
                                     25-Oct-16      4.987984693    4.689010425
                                     25-Nov-16      4.993077099    4.693224857
                                     25-Dec-16      4.998646415    4.697362139
                                     25-Jan-17      5.000827482    4.701424039
                                     25-Feb-17      5.000138873    4.705407315
                                     25-Mar-17      5.005358751    4.709314229
                                     25-Apr-17      5.010320303    4.713182279
                                     25-May-17      5.015700259    4.716987366
                                     25-Jun-17      5.020660421     4.72073115
                                     25-Jul-17      5.022437008    4.724411209
                                     25-Aug-17      5.022746961    4.728029225
                                     25-Sep-17      5.026638651    4.731574416
                                     25-Oct-17      5.031894011    4.735024138
                                     25-Nov-17      5.036718058    4.738366995
                                     25-Dec-17      5.042041504    4.741598479
                                     25-Jan-18      5.042294784    4.744721246
                                     25-Feb-18      5.038407114    4.747730718
                                     25-Mar-18       5.04306498     4.75062333
                                     25-Apr-18      5.047702866    4.753402262
                                     25-May-18      5.052786249    4.756049188
                                     25-Jun-18      5.057422816    4.758567297
                                     25-Jul-18      5.056354174    4.760951215
                                     25-Aug-18      5.052984546    4.763204204
                                     25-Sep-18      5.055830588    4.765317524
                                     25-Oct-18      5.060716728    4.767281321
                                     25-Nov-18      5.065142869    4.769093863
                                     25-Dec-18      5.070091918    4.770748906
                                     25-Jan-19      5.067558908    4.772250332
                                     25-Feb-19      5.059074936    4.773591808
                                     25-Mar-19      5.062900975    4.774772028
                                     25-Apr-19       5.06706747    4.775839521
                                     25-May-19      5.071709427    4.776751953
                                     25-Jun-19      5.075874719    4.777513299
                                     25-Jul-19      5.070890744     4.77811749
                                     25-Aug-19      5.062477898    4.778568567




                                     25-Sep-19      5.063877419    4.778863897
                                     25-Oct-19      5.068231827    4.779011815
                                     25-Nov-19      5.072094685    4.779022036
                                     25-Dec-19      5.076504602    4.778889234
                                     25-Jan-20      5.071000576    4.778617288
                                     25-Feb-20      5.059477522    4.778200822
                                     25-Mar-20      5.061768776    4.777647834
                                     25-Apr-20      5.065320456    4.776924895
                                     25-May-20      5.069379304     4.77609049
                                     25-Jun-20       5.07292994    4.775147899
                                     25-Jul-20      5.064867082    4.774093195
                                     25-Aug-20      5.052572461     4.77292968
                                     25-Sep-20       5.05267177    4.771670107
                                     25-Oct-20      5.056391998    4.770358682
                                     25-Nov-20       5.05958905    4.769024862
                                     25-Dec-20         5.063356    4.767668542
                                     25-Jan-21      5.057237421    4.766291084
                                     25-Feb-21      5.043328952    4.764892431
                                     25-Mar-21      5.045592908    4.763477742
                                     25-Apr-21      5.048488393    4.762097734
                                     25-May-21      5.051920803    4.760735113
                                     25-Jun-21       5.05481542    4.759390305
                                     25-Jul-21      5.048327276      4.7580649
                                     25-Aug-21      5.038324626    4.756759258
                                     25-Sep-21      5.038411629     4.75547191
                                     25-Oct-21        5.0415841    4.754195513
                                     25-Nov-21      5.044207387    4.752925392
                                     25-Dec-21         5.047419    4.751662523
                                     25-Jan-22      5.042039736     4.75040743
                                     25-Feb-22      5.029791386    4.749161141
                                     25-Mar-22      5.031816133      4.7479237
                                     25-Apr-22      5.034194604    4.746692919
                                     25-May-22      5.037133176    4.745468735
                                     25-Jun-22      5.039510917    4.744251607
                                     25-Jul-22      5.033852828    4.743042449
                                     25-Aug-22       5.02511107    4.741841674
                                     25-Sep-22      5.025069384    4.740649514
                                     25-Oct-22      5.027795813    4.739464708
                                     25-Nov-22      5.029952366    4.738286435
                                     25-Dec-22      5.032711767    4.737115515
                                     25-Jan-23      5.027969283    4.735952308
                                     25-Feb-23      5.017131898    4.734797677
                                     25-Mar-23      5.018966061    4.733650673
                                     25-Apr-23      5.020922299     4.73253813
                                     25-May-23       5.02345714    4.731432763
                                     25-Jun-23      5.025412761    4.730334877
                                     25-Jul-23      5.020471323    4.729245261
                                     25-Aug-23      5.012809533    4.728164184
                                     25-Sep-23      5.012671502    4.727091827
                                     25-Oct-23      5.015031981    4.726027008
                                     25-Nov-23      5.016806016    4.724968914
                                     25-Dec-23      5.019194411    4.723918247
                                     25-Jan-24      5.014731886    4.722875245
                                     25-Feb-24      5.005956462    4.721840648
                                     25-Mar-24      5.007082467    4.720816438
                                     25-Apr-24       5.00869114    4.719740807
                                     25-May-24        5.0108933    4.718671515




                                     25-Jun-24      5.012501451     4.71760878
                                     25-Jul-24      5.008169316    4.716553245
                                     25-Aug-24      5.001421393      4.7155051
                                     25-Sep-24      5.001207903    4.714463278
                                     25-Oct-24      5.003265615    4.713423569
                                     25-Nov-24      5.004723512    4.712383398
                                     25-Dec-24      5.006804959    4.711343077
                                     25-Jan-25      5.003109862    4.710302934
                                     25-Feb-25      4.994546398    4.709263303
                                     25-Mar-25      4.996107825    4.708220654
                                     25-Apr-25      4.997429341    4.707198905
                                     25-May-25      4.999356336    4.706161411
                                     25-Jun-25      5.000677407     4.70510885
                                     25-Jul-25      4.996521027    4.704040889
                                     25-Aug-25      4.990095351    4.702958193
                                     25-Sep-25      4.989727782    4.701860048
                                     25-Oct-25      4.991526893    4.700745574
                                     25-Nov-25      4.992715242    4.699614799
                                     25-Dec-25      4.994534521     4.69846732
                                     25-Jan-26      4.990563136    4.697303819
                                     25-Feb-26      4.981699862    4.696123901
                                     25-Mar-26      4.983017708    4.694930033
                                     25-Apr-26        4.9840761    4.693730135
                                     25-May-26      4.985750147    4.692528346
                                     25-Jun-26      4.986808165    4.691324971
                                     25-Jul-26      4.982739331    4.690120199
                                     25-Aug-26      4.976512106    4.688914319
                                     25-Sep-26      4.975982386    4.687708702
                                     25-Oct-26      4.977541324    4.686506688
                                     25-Nov-26      4.978480202    4.685310336
                                     25-Dec-26      4.980056001    4.684120114
                                     25-Jan-27      4.976479507    4.682936106
                                     25-Feb-27      4.968465237    4.681758801
                                     25-Mar-27       4.96968485    4.680587526
                                     25-Apr-27       4.97051436    4.679449159
                                     25-May-27      4.971967864    4.678316906
                                     25-Jun-27      4.972797062    4.677190823
                                     25-Jul-27      4.969175449    4.676071377
                                     25-Aug-27      4.963610203    4.674958609
                                     25-Sep-27      4.963041127    4.673852676
                                     25-Oct-27      4.964397448    4.672752972
                                     25-Nov-27      4.965126236       4.671659
                                     25-Dec-27      4.966496631    4.670571185
                                     25-Jan-28      4.963083234    4.669489562
                                     25-Feb-28       4.95651187    4.668414571
                                     25-Mar-28      4.957157458    4.667347597
                                     25-Apr-28       4.95779372    4.666228693
                                     25-May-28      4.959060683    4.665115282
                                     25-Jun-28      4.959696685    4.664007397
                                     25-Jul-28      4.956466741    4.662905432
                                     25-Aug-28       4.95147884    4.661809406
                                     25-Sep-28      4.950879831    4.660719587
                                     25-Oct-28      4.952064364    4.659635812
                                     25-Nov-28      4.952615357     4.65855785
                                     25-Dec-28      4.953811603    4.657486092
                                     25-Jan-29      4.950916036    4.656420533
                                     25-Feb-29      4.944338092    4.655361577




                                     25-Mar-29      4.945414537    4.654308548
                                     25-Apr-29      4.945887571    4.653291315
                                     25-May-29      4.946996669    4.652280324
                                     25-Jun-29      4.947469487    4.651275554
                                     25-Jul-29      4.944618897    4.650277396
                                     25-Aug-29      4.940182514    4.649285815
                                     25-Sep-29       4.93957104    4.648300235
                                     25-Oct-29      4.940610518    4.647318234
                                     25-Nov-29      4.941011668     4.64633824
                                     25-Dec-29      4.942060869     4.64536046
                                     25-Jan-30      4.939461888    4.644384963
                                     25-Feb-30      4.933497057    4.643411963
                                     25-Mar-30        4.9345233    4.642439943
                                     25-Apr-30       4.93485853    4.641464326
                                     25-May-30      4.935834097    4.640481534
                                     25-Jun-30      4.936169149    4.639491867
                                     25-Jul-30      4.933447125    4.638495163
                                     25-Aug-30       4.92922387    4.637491719
                                     25-Sep-30      4.928549308     4.63648066
                                     25-Oct-30      4.929462389    4.635460144
                                     25-Nov-30      4.929733292    4.634429345
                                     25-Dec-30      4.930654363     4.63338796
                                     25-Jan-31      4.927903574    4.632336373
                                     25-Feb-31       4.92176458    4.631274282
                                     25-Mar-31       4.92266633    4.630201998
                                     25-Apr-31      4.922873506     4.62915013
                                     25-May-31      4.923724533    4.628092842
                                     25-Jun-31      4.923931565     4.62703038
                                     25-Jul-31      4.921145106     4.62596264
                                     25-Aug-31      4.916877966    4.624889862
                                     25-Sep-31      4.916094597    4.623812435
                                     25-Oct-31      4.916886429    4.622731719
                                     25-Nov-31      4.917032911    4.621648694
                                     25-Dec-31      4.917831075    4.620563367
                                     25-Jan-32       4.91500949    4.619475896
                                     25-Feb-32      4.909680378    4.618386293
                                     25-Mar-32      4.910047667    4.617295606
                                     25-Apr-32      4.910136369    4.616146094
                                     25-May-32      4.910871744     4.61499387
                                     25-Jun-32      4.910960334    4.613839097
                                     25-Jul-32      4.908255433    4.612681766
                                     25-Aug-32      4.904133802    4.611522033
                                     25-Sep-32      4.903288092     4.61035988
                                     25-Oct-32      4.903969483    4.609195338
                                     25-Nov-32      4.904003037    4.608028532
                                     25-Dec-32      4.904689253    4.606859458
                                     25-Jan-33      4.902079026     4.60568826
                                     25-Feb-33      4.896345308    4.604514942
                                     25-Mar-33      4.897098452    4.603338984
                                     25-Apr-33      4.897079639    4.602190818
                                     25-May-33      4.897709671    4.601040487
                                     25-Jun-33      4.897690775    4.599888129
                                     25-Jul-33      4.895072813    4.598733744
                                     25-Aug-33      4.891100452    4.597577466
                                     25-Sep-33      4.890201601    4.596419191
                                     25-Oct-33      4.890782414      4.5952587
                                     25-Nov-33      4.890713512     4.59409595




                                     25-Dec-33       4.89129778    4.592930928
                                     25-Jan-34      4.888741795    4.591763768
                                     25-Feb-34      4.883172807    4.590594463
                                     25-Mar-34       4.88385926    4.589423016
                                     25-Apr-34      4.883742528    4.588249522
                                     25-May-34      4.884276246      4.5870737
                                     25-Jun-34      4.884159458    4.585895682
                                     25-Jul-34      4.881607052    4.584715453
                                     25-Aug-34      4.877752934    4.583631908
                                     25-Sep-34      4.876801957    4.582648403
                                     25-Oct-34      4.877290451    4.581764117
                                     25-Nov-34      4.877127883    4.580975581
                                     25-Dec-34      4.877618577    4.580286664
                                     25-Jan-35      4.875108147    4.579694829
                                     25-Feb-35        4.8696834    4.579203993
                                     25-Mar-35      4.870307284    4.578814357
                                     25-Apr-35      4.870100832    4.578515407
                                     25-May-35      4.870545935    4.578316528
                                     25-Jun-35      4.870545935    4.578215139
                                     25-Jul-35      4.870545935    4.578215139
                                     25-Aug-35      4.870545935    4.578215139

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Pool Info          % of pool
                   ----------
Conforming             46.87
                   ----------
Non Conforming         53.13
                   ----------
Prefunding (if any)        0
                   ----------
No of Loans             5170
                   ----------
Average Loan Size  325,036.61
                   ----------
WAC                    5.799
                   ----------
WA LTV                72.926
                   ----------
LTV Range          14.4 - 95
                   ----------
WA Combined LTV        74.92
                   ----------
Combined LTV Range 14.4 - 95
                   ----------
% First Lien             100
                   ----------
% Owner Occ           93.895
                   ----------
% Investment           4.116
                   ----------
% Second Homes         1.988
                   ----------
% Purchase            26.765
                   ----------
% Cash out            59.212
                   ----------
% Full Doc            15.718
                   ----------
% Full Alternate Doc       0
                   ----------
% Limited Doc          2.132
                   ----------
% Stated Income       63.474
                   ----------
% No documentation    18.675
                   ----------
WA FICO                  708
                   ----------
FICO Range         620 - 817
LTV Info           % of pool Ave FICO
--------           --------- -------
LTVs > 80%              2.59    700
                   --------- -------
LTV s> 90%              1.07    702
                   --------- -------
95.01-100%              0.01    724
                   --------- -------
90.01-95%               1.06    702
                   --------- -------
85.01-90%               0.99    694
                   --------- -------
80.01-85%               0.54    706
                   --------- -------
75.01-80%               46.4    709
                   --------- -------
70.01-75%              20.98    697
                   --------- -------
65.01-70%              11.75    708
                   --------- -------
60.01-65%               6.87    715
                   --------- -------
55.01-60%               4.94    715
                   --------- -------
50.01-55%               2.36    725
                   --------- -------
below 50%               4.11    728
                   --------- -------
Risk Tiering
------------
Rate Premium Over 1.5%
Average Seasoned           1
Seasoning > 3m          1.45
Delinquent
Product Type
------------
Fixed Rate
Floating Rate
2/28 Float
3/27 Float
5/25 Float

6m Libor
1yr Libor
1m Libor
1yr CMT
MTA
Neg AM %                 100
Total IO
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO
LOAN SIZE          % of pool Ave FICO
---------          --------- -------
Loans < 100k             0.6    720
                   --------- -------
Loans > 500k           23.81    711
                   --------- -------
Loans > 800k             4.8    725
                   --------- -------
Loans > 1m              1.71    733
                   --------- -------
Loans > 2m              0.13    785
                   --------- -------
Top loan                0.13    785
                   --------- -------
Top 5 loans             0.52    758
                   --------- -------
Top 10 loans            0.96    741
                   --------- -------
GEOGRAPHIC
----------         --------- -------
California             54.73    710
                   --------- -------
Nevada                  2.18    714
                   --------- -------
North California       23.82    713
                   --------- -------
South California       30.92    708
                   --------- -------
Florida                 8.69    704
                   --------- -------
Georgia                 0.47    703
                   --------- -------
Illinois                1.86    692
                   --------- -------
Michigan                 0.9    696
                   --------- -------
Texas                   0.68    704
                   --------- -------
New York                4.67    706
                   --------- -------
New Jersey              5.89    701
                   --------- -------
Virginia                4.71    704
                   --------- -------
North Carolina          0.27    711
                   --------- -------
South Carolina          0.18    724
                   --------- -------
Ohio                    0.22    716
                   --------- -------
Mass                    1.65    706
                   --------- -------
Washington State        1.15    715
                   --------- -------
Arizona                 2.32    713
                   --------- -------
Property Type
-------------      --------- -------
Single Prop            67.25    706
                   --------- -------
PUD                    18.72    710
                   --------- -------
2-4 Family              4.28    708
                   --------- -------
Condo                   9.75    717
                   --------- -------
FICO               % of pool Ave LTV
----               --------- -------
Fico < 600              0.01     70
                   --------- -------
Fico < 680             31.43  73.74
                   --------- -------
601 to 620              0.37  73.59
                   --------- -------
621 to 640              4.98  73.82
                   --------- -------
641 to 660              9.23  74.25
                   --------- -------
661 to 680             17.61  73.44
                   --------- -------
681 to 700             15.89  73.67
                   --------- -------
701 to 720             13.35  73.52
                   --------- -------
721 to 740             11.58   73.1
                   --------- -------
741 to 760             10.63  71.89
                   --------- -------
761 to 780               9.5  71.21
                   --------- -------
781 to 800              5.35  70.33
                   --------- -------
801 plus                1.51  68.53
                   --------- -------
DTI
---
Average DTI            33.94
                   --------- -------
40.01 to 45%            2.47  77.19
                   --------- -------
45.01 to 50%            0.82  78.04
                   --------- -------
50.01 to 55             0.21  74.41
                   --------- -------
55% plus                0.08  76.12
                   --------- -------